Provisions	12 Months Ended
Dec. 31, 2020
Disclosure of other provisions [abstract]
Provisions
29. PROVISIONS

	Group
	Conduct remediation
	PPI	Other products	Bank Levy	Property	Off balance sheet ECL	Regulatory and other	Total

	£m	£m	£m	£m	£m	£m	£m
At 1 January 2020	189	25	46	59	78	175	572
Additional provisions (See Note 8)	—	—	72	9	—	208	289
Provisions released (See Note 8)	—	(15)	—	(6)	(3)	(1)	(25)
Utilisation and other(1)	(113)	(2)	(94)	(16)	—	(157)	(382)
Recharge(2)	—	—	10	—	—	—	10
At 31 December 2020	76	8	34	46	75	225	464
To be settled:
–Within 12 months	76	2	34	25	75	111	323
–In more than 12 months	—	6	—	21	—	114	141
	76	8	34	46	75	225	464
a) Conduct remediation
i) Payment Protection Insurance (PPI)
At 31 December 2020, the remaining provision for PPI redress and related costs was £76m (2019: £189m). There was no additional provision in 2020.
Cumulative complaints from the inception of the PPI complaints process to 31 December 2020, regardless of the likelihood of Santander UK incurring a liability, were 4.6m. At 31 December 2020, there were an estimated 3,500 complaints still requiring assessment and we had also entered into a commercial negotiation with the Official Receiver.
Although the deadline for bringing complaints has passed, customers can still commence litigation concerning the historical sale of PPI. Provision has been made for the best estimate of any obligation to pay compensation in respect of current stock and estimated future claims. However, there are ongoing factual issues to be resolved regarding such litigation which may have legal consequences including the volume and quality of future litigation claims. As a result, the extent of the potential liability and amount of any compensation to be paid remains uncertain.
The provision for conduct remediation recognised represents management’s best estimate of Santander UK’s liability in respect of mis-selling of PPI policies.
(ii) Other products
A provision for conduct remediation has also been recognised in respect of sales of other products. A number of uncertainties remain as to the eventual costs with respect to conduct remediation in respect of these products given the inherent difficulties in determining the number of customers involved and the amount of any redress to be provided to them. The remaining provision for other conduct was £8m (2019: £25m), which primarily related to the sale of mortgage endowments.
b) Bank Levy
In addition to changes in UK corporation tax rates, Finance (No.2) Act 2015 reduced the UK Bank Levy rate from 0.21% via subsequent annual reductions to 0.10% from 1 January 2021. As a result, a rate of 0.14% applies for 2020 (2019: 0.15%). The UK Bank Levy cost for 2020 was £72m (2019: £86m, 2018: £69m). The Santander UK group paid £88m in 2020 (2019: £90m) and provided for a liability of £34m at 31 December 2020 (2019: £46m).
c) Property
Property provisions include vacant property provisions and property dilapidation provisions for leased properties within the scope of IFRS 16. Vacant property provisions are made by reference to an estimate of any expected sub-let income, compared to the head rent, and the possibility of disposing of Santander UK’s interest in the lease, taking into account conditions in the property market. These provisions are reassessed on a semi-annual basis and will normally run off over the period of the leases concerned. Where a property is disposed of earlier than anticipated, any remaining provision relating to that property is released.
Property provisions were impacted by £1m of transformation charges in 2020. These relate to a multi-year project to deliver on our strategic priorities and enhance efficiency in order for us to better serve our customers and meet our medium-term targets. These charges largely related to restructuring of our branch network, and in particular the closure of university branches in 2020.
d) Off-balance sheet ECL
Provisions include expected credit losses relating to guarantees given to third parties and undrawn loan commitments.
e) Regulatory and other Regulatory and other provisions principally comprised amounts in respect of regulatory charges (including fines), operational loss and operational risk provisions, restructuring charges and litigation and related expenses. A number of uncertainties exist with respect to these provisions given the uncertainties inherent in operational, restructuring and litigation matters that affect the amount and timing of any potential outflows with respect to which provisions have been established. These provisions are reviewed at least quarterly.
At 31 December 2020 Regulatory and other provisions included an amount of £47m (2019: £68m) that arose from a systems-related historical issue identified by Santander UK, relating to compliance with certain requirements of the Consumer Credit Act (CCA). This provision is based on detailed reviews of relevant systems related to consumer credit business operations, supported by external legal and regulatory advice, and reflects our best estimate at 31 December 2020 of potential costs in respect of the identified issue. As detailed in Note 31, there are aspects of the issue which remain under review.
The balance also included an amount in respect of our best estimate of liability relating to a legal dispute regarding allocation of responsibility for a specific PPI portfolio of complaints, further described in Note 31. No further information on the best estimate is provided on the basis that it would be seriously prejudicial.
In 2020 there was a charge of £17m included in Regulatory and other provisions, relating to breaches of certain requirements to provide SMS warning alerts to customers regarding overdraft charges in our Retail Banking Business. It also included a charge of £65m as part of our multi-year transformation programme to improve future returns, focused on simplifying, digitising and automating the bank, a charge for operational risk provisions of £91m, and smaller charges for legal and redundancy provisions.